UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 23, 2010

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3939 North First Street, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 23, 2010, SunPower Corporation, Systems (“SunPower”), a subsidiary of SunPower Corporation (“SunPower Corporation”), entered into a Purchase and Sale Agreement with NRG Solar LLC (“NRG”), a subsidiary of NRG Energy, Inc. (“NRG Energy”). On November 23, 2010, SunPower also entered into a Development Services Agreement (the “Development Services Agreement”) with NRG and High Plains Ranch II, LLC (“HPRII”), a subsidiary of SunPower. The obligations of SunPower under the Purchase and Sale Agreement and the Development Services Agreement are guaranteed by SunPower Corporation.
HPRII and High Plains Ranch III, LLC (“HPRIII”), a subsidiary of SunPower, are currently developing a photovoltaic solar power plant in San Luis Obispo County, California, referred to as the “California Valley Solar Ranch Project”, contracted to produce up to 250 megawatts alternating current (MWac) of electrical power (the “CVSR Project”). HPR II and HPR III would develop 210 MWac and 40 MWac, respectively.
Purchase and Sale Agreement
On the closing date of the transactions contemplated by the Purchase and Sale Agreement (the “Closing Date”), NRG will purchase from SunPower all of the membership interests in HPR II and HPR III (the “Acquisition”). Each of HPRII and HPRIII has a power purchase agreement with Pacific Gas and Electric Company (“PG&E”) to sell electrical power to PG&E from the CVSR Project.
The purchase price for HPRII and HPRIII will be pre-paid through the payments to be made by NRG to SunPower under the Development Services Agreement. On the Closing Date, SunPower and NRG, or their respective affiliates, are obligated to enter into, (a) an engineering, procurement and construction contract (the “CVSR EPC Contract”) under which SunPower (or a third-party contractor acceptable to SunPower and NRG) will provide EPC services for the CVSR Project; and (b) an operations and maintenance services agreement for the CVSR Project.
The closing of the Acquisition is subject to the satisfaction of certain customary closing conditions and to the completion of development of the CVSR Project. Development will be deemed complete if either of the following events occurs:

•	Third-party construction financing for the CVSR Project has been arranged and an extension of credit has taken place; or
•Each of the following occurs:

◦	Certain governmental approvals required to commence construction have been received;

◦	A Large Generator Interconnection Agreement for the project has been obtained;

◦	Real property rights required to commence construction have been obtained;

◦	In the event that HPRII and HPRIII qualify for DOE Loan Guaranties (described below), they become eligible to draw down such funds; and

◦	Certain credit support under the CVSR EPC Contract has been obtained by SunPower or an acceptable third-party construction company.

The Purchase and Sale Agreement may be terminated prior to the closing of the Acquisition under certain circumstance, including for breach, or any of the following:

•	by either SunPower or NRG, if the closing has not occurred by December 31, 2011;

•	by either SunPower or NRG, if the Development Services Agreement is terminated for any reason;

•	by SunPower if a controlling interest in NRG is sold to entities that are competitors of SunPower; or

•
by NRG, at any time after June 30, 2011, if all conditions to closing have been satisfied other than the requirement that SunPower or an acceptable third-party construction company obtain certain credit support under the CVSR EPC Contract.

In connection with the CVSR Project, the parties may pursue loan guaranties from the U.S. Department of Energy (“DOE Loan Guaranties”) to facilitate the inclusion of innovative technology in the CVSR Project. In addition, SunPower and NRG desire that the CVSR Project qualify for a cash grant in lieu of energy tax credits from the U.S. Department of the Treasury (the “Treasury Grant”). In order to qualify for the Treasury Grant, SunPower will cause HPRII and HPRIII to enter into one or more solar equipment supply agreements (each, an “Equipment Supply Agreement”) prior to December 15, 2010 to purchase a certain quantity of solar equipment from third-parties.

Development Services Agreement
Under the Development Services Agreement, SunPower agrees to provide project development services until the CVSR Project has completed development and is ready for construction, and subject to certain conditions, NRG agrees to fund 100% of (x) the equipment price payable under any Equipment Supply Agreement and (y) certain budgeted infrastructure upgrades, and 50% of certain other budgeted development costs. The Development Services Agreement is subject to earlier termination by any party for breach by the other party, or by SunPower in the event NRG decides not to fund cost overruns. If the Development Services Agreement terminates for any reason prior to the closing of the Acquisition, SunPower will be obligated to return to NRG all amounts paid under the Development Services Agreement.
CVSR EPC Contract
The contract price under the CVSR EPC Contract will be finalized at the time of the closing of the Purchase and Sale Agreement.  The contract price will be payable to SunPower on a pre-agreed milestone schedule. SunPower will be liable for liquidated damages, subject to caps, for delay in completion of the separate phases of the project, as well as for failure of the completed phases to achieve 100% of the pre-agreed capacity levels.
SunPower Corporation and NRG Energy jointly issued a press release announcing the transactions described above on November 30, 2010.
The information contained in Item 7.01 and Item 9.01 of this report on Form 8-K and Exhibit 99.1 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing. The information set forth in Item 7.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. SunPower Corporation uses words and phrases such as “will,” “obligated to,” “may,” “desire,” “agrees to” and similar terms to identify forward-looking statements in this press release, including forward-looking statements regarding (a) the agreement for NRG to purchase from SunPower the project companies HPR II and HPR III in connection with the CVSR Project, (b) the closing anticipated under the Purchase and Sale Agreement, (c) the purchase price for HPR II and HPR III, (d) SunPower and NRG's obligation to enter into the CVSR EPC Contract and a operations and maintenance contract for the CVSR Project, (e) the parties' seeking loan guaranties from the DOE, (f) the CVSR Project qualifying for the Treasury Grant, (g) HPR II and HPR III's entrance into Equipment Supply Agreements, and (h) NRG's agreement to fund certain costs under the Development Services Agreement. Such forward-looking statements are based on information available to SunPower Corporation as of the date of this report and involve a number of risks and uncertainties, some beyond SunPower Corporation's control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) unanticipated delays or difficulties securing necessary permits, licenses or other governmental approvals, or necessary land use rights; (ii) unanticipated delays or difficulties in obtaining and receiving approval for a Large Generator Interconnection Agreement; (iii) construction difficulties or potential delays in the project implementation process; (iv) availability of debt or equity financing for the CVSR Project; (v) early termination or failure to meet closing conditions in the agreements between NRG and SunPower and/or its affiliates, including the Purchase and Sale Agreement, the Development Services Agreement and the CVSR EPC Contract ; (vi) inability of SunPower and NRG to reach final definitive agreements regarding the CVSR EPC Contract; (vii) inability of SunPower and NRG to maintain a successful partnership relationship; (viii) receipt of DOE loan guaranties; (ix) qualification for the Treasury Grant; (x) the risk of continuation of supply of products and components from suppliers; (xi) unanticipated problems with deploying the system on the site; (xii) evolving law including permitting, financing, grid interconnection, technical, and other customer or regulatory requirements, and SunPower's and NRG's ability to satisfy such requirements; (xiii) general business and economic conditions, and growth trends in the solar power industry; (xiv) the continuation of governmental and related economic incentives promoting the use of solar power; and (xv) other risks described in SunPower Corporation's Annual Report on Form 10-K for the year ended January 3, 2010 and Quarterly Report on Form 10-Q for the quarter ended October 3, 2010, and other filings with the Securities and Exchange Commission. These forward-looking statements should not be relied upon as representing SunPower Corporation's views as of any subsequent date, and SunPower Corporation is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

99.1	Press release dated November 30, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

Date: November 30, 2010	By:	/s/ Dennis V. Arriola
Name: Dennis V. Arriola
Title: Executive Vice President
and Chief Financial Officer

Exhibits Index

99.1	Press release dated November 30, 2010.